                                                                    EXHIBIT 23.2
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                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 10, 2000 relating to the financial statements and financial statement schedules, which appears in Terra Nova (Bermuda) Holdings Ltd.'s Annual Report on Form 10-K for the year ended December 31, 2000.

We also consent to the references to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers
PricewaterhouseCoopers
Hamilton, Bermuda
October 18, 2001